UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 14, 2010

CABOT OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Memorial City Plaza 840 Gessner Road, Suite 1400 Houston, Texas		77024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 589-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective January 14, 2010, the Board of Directors of Cabot Oil & Gas Corporation amended its Bylaws to (a) implement a majority voting standard for the election of directors in uncontested elections and (b) effect certain changes with respect to the procedures for stockholders to nominate directors and propose other matters for consideration at a meeting of stockholders. In addition, the Board of Directors amended Cabot’s Corporate Governance Guidelines to implement director resignation procedures. In general, the amendments:

•

provide that, in an uncontested election, a director nominee may be elected only if he or she receives the favorable vote of a majority of the votes cast in the election (directors will be elected by a plurality vote at any meeting for which the number of candidates for election exceeds the number of directors to be elected as of the tenth day before Cabot delivers its notice of such meeting to stockholders);

•	provide that the Board of Directors has the power to establish procedures with respect to the resignation of continuing directors who are not reelected;

•

provide that notices of stockholder-proposed business and director nominations must be submitted at least 90 days but not more than 120 days prior to the first anniversary of the prior year’s annual meeting date, rather than at least 60 days but not more than 90 days prior to such anniversary date;

•

require that a stockholder proponent and any beneficial owner on whose behalf the nomination or proposal is made disclose all ownership interests, including derivatives, hedged positions and other economic and voting interests, and disclose specified information regarding any nominees for election as director;

•

require that director nominees complete a written questionnaire in a form provided by Cabot and make certain representations to Cabot relating to voting commitments, compensation and other economic arrangements and future compliance with Cabot’s corporate governance and other policies and guidelines applicable to directors; and

•	clarify the procedure and time periods for stockholders to nominate persons at a special meeting where the Board of Directors proposes that directors are to be elected.

Under the amended advance notice provisions, notice of stockholder-proposed business or director nominations for the 2010 annual meeting of stockholders will be timely if delivered to, or mailed and received at, Cabot’s principal executive office no earlier than December 29, 2009 and no later than January 28, 2010.

The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws filed with this Report as Exhibit 3.1 and incorporated by reference herein.

Cabot’s Corporate Governance Guidelines, as amended to implement director resignation procedures, are available on the Investor Relations section of Cabot’s website, www.cabotog.com. Except to the extent explicitly stated herein, documents and information on Cabot’s website are not incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT OIL & GAS CORPORATION

By:	/S/ HENRY C. SMYTH
Henry C. Smyth
Vice President, Controller and Treasurer

Date: January 19, 2010

EXHIBIT INDEX

No.	Description

3.1	Amended and Restated Bylaws.

5